QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2003

Roller Bearing Company of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-33085 (Commission File Number)	13-3426227 (IRS Employer Identification No.)
60 Round Hill Road Fairfield, CT 06430 (Address of principal executive offices, including zip code)
(203) 255-1511 (Registrant's telephone number, including area code)

Item 9.    Regulation FD Disclosure

        On December 22, 2003, Roller Bearing Company of America, Inc. issued a press release announcing the acquisition of the Timken Company's fixed-wing airframe products line including certain assets of the Timken Company factory in Torrington, Connecticut. A copy of the press release is attached as Exhibit 99.1.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLER BEARING COMPANY OF AMERICA, INC. (Registrant)
By:	/s/ DANIEL A. BERGERON Name: Daniel A. Bergeron Title: Vice President and Chief Financial Officer

Date: December 22, 2003

3

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 22, 2003.

QuickLinks

  Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index